UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549
                    ____________________

                          FORM 8-K

                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange
                         Act of 1934

      Date of Report (Date of Earliest Event Reported):
           September 24, 2003 (September 23, 2003)
                     ___________________

                    TORCH OFFSHORE, INC.
   (Exact Name of Registrant as Specified in its Charter)

                         000-32855
                  (Commission File Number)

           Delaware                      74-2982117
(State or Other Jurisdiction of        (IRS Employer
 Incorporation or Organization)      Identification No.)

   401 Whitney Avenue, Suite 400
       Gretna, Louisiana                    70056-2596
(Address of Principal Executive Offices)    (Zip Code)

  Registrant's Telephone Number, Including Area Code:
                      (504) 367-7030


ITEM 5.   OTHER EVENTS.

On September 24, 2003, Torch Offshore, Inc. (the "Company") issued a press release announcing the immediate resignation of John Reynolds from the Company's Board of Directors. Mr. Reynolds was a member of the Audit Committee of the Board of Directors and had served in these capacities since May 2000.

A copy of the Company's press release announcing the above is filed as an exhibit to this Form 8-K and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PROFORMA FINANCIAL
          INFORMATION AND EXHIBITS.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits.

          The following exhibits are filed herewith:

Exhibit No.                   Description

  99.1    Torch Offshore, Inc. Press Release, dated
          September 24, 2003.


                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TORCH OFFSHORE, INC.


                              By: /s/ ROBERT E. FULTON
Date: September 24, 2003      -------------------------
                              Robert E. Fulton
                              Chief Financial Officer


                      INDEX TO EXHIBITS

Exhibit No.                   Description

  99.1    Torch Offshore, Inc. Press Release, dated
          September 24, 2003.


                                               EXHIBIT 99.1

NEWS RELEASE
For immediate release    Contact: Bob Fulton (1)504-367-7030
to: Analysts, Financial                b.fulton@torchinc.com
Community, Media                Bradley Lowe (1)504-367-7030
                                         b.lowe@torchinc.com

 Torch Offshore, Inc. Announces Resignation of John Reynolds

New Orleans, Louisiana USA, September 24, 2003

Torch Offshore, Inc. (NASDAQ: TORC) (the "Company") announced today that John Reynolds has resigned from the Company's Board of Directors effective immediately. Mr. Reynolds was a member of the Audit Committee of the Board of Directors and had served in these capacities since May 2000.

The Company is in the process of finding a replacement for Mr. Reynolds and will make an announcement immediately upon doing so.

Established in 1978, Torch Offshore, Inc. is involved in offshore pipeline installation and subsea construction for the oil and natural gas industry. Torch Offshore, Inc. is expanding beyond its established shallow water niche market in order to serve the industry's worldwide growing needs in the deep waters.

Any statements made in this news release, other than those of historical fact, about an action, event or development, which the Company hopes, expects, believes or anticipates may or will occur in the future, are forward-looking statements under the Private Securities Litigation Act of 1995. Such statements are subject to various assumptions, risks and uncertainties, which are specifically described in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 filed with the Securities and Exchange Commission, as well as other factors that may not be within the Company's control, including, specifically, oil and natural gas commodity prices, weather conditions and offshore construction activity levels. Although the Company believes its expectations are based on reasonable assumptions, it gives no assurance that the Company's assumptions and projections will prove to be correct. Actual results may differ materially from those projected.

                                                   PR 03-015
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